SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15 (D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                         Date of Report
       (Date of earliest event reported) December 10, 1996

                          NESTOR, INC.
            (Exact name of registrant as specified in charter)


Delaware                      0-12-965            13-3163744
(State of other jurisdiction  (Commission         IRS employer
of incorporation no.)         file number)        identification


            One Richmond Square, Providence, Rhode Island  02906
               (Address of principal executive offices)


Registrant's telephone number,
including area code:                    401-331-9640


                              N/A
(Former name or former address, if changed since last report)






Item 4.    (b) Changes in Registrant's Certifying Accountants.

     The Board of Directors of Nestor, Inc. (the "Company")

approved on December 10, 1996, the appointment of Ernst & Young

L.L.P. ("Ernst & Young") to serve as the Company's independent auditors for the fiscal period ending December 31, 1996 (see Item

8 below), and the termination of the independent accounting firm of Gassman, Rebhun & Co., P.C. ("Gassman, Rebhun") which served as the Company's independent accountants for the fiscal year ended June 30, 1996 and a number of prior years.

     The Company believes there were no disagreements with

Gassman, Rebhun within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or

practices, financial statement disclosure or auditing scope or procedure in connection with the audits of the Company's

financial statements for the fiscal years ended June 30, 1996,

1995 and 1994 or for any subsequent interim period, which

disagreements, if not resolved to their satisfaction, would have caused Gassman, Rebhun to make a reference to the subject matter of the disagreement in connection with its reports.

     The reports of Gassman, Rebhun on the Company's financial

statements for fiscal years 1996, 1995 and 1994 or for any

subsequent interim period did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except as

follows:  the fiscal 1995 and 1994 reports were modified so as to emphasize uncertainties associated with the Company's ability to continue as a going concern.

     During the Company's two (2) most recently completed fiscal years and through the present date, there have been no reportable events (as defined in Item 304 (a) (1) (V)  of Regulation S-K)

with Gassman, Rebhun and during such periods the Company has not consulted with Ernst & Young regarding the application of

accounting principles to a specified transaction, either

completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     A letter from Gassman, Rebhun addressed to the Securities

and Exchange Commission is included in Exhibit 16 to this Form 8-

K.  Such letter states that Gassman, Rebhun agrees with the

statements made by the Company in this Item 4.



Item 8.             Other Events.

     The Board of Directors of the Company approved on December

10, 1996, the change in the Company's fiscal year end to December

31 from June 30 effective December 31, 1996.  As a result, the

Company intends to file Form 10-K for the transition period July

1, 1996 to December 31, 1996.






                            EXHIBITS


The Following exhibit is filed herewith:

Exhibit No.         Description

    16              Letter of Gassman, Rebhun to the Securities and

                    Exchange Commission included herein pursuant

                    to the requirements of Item 304 (a) (3) of

                    Regulation S-K.









                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 16, 1996          NESTOR, INC.

                                   (Registrant)


                                   By:
                                      /s/ Nigel P. Hebborn
                                      Chief Financial Officer